Exhibit 10.32

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXHIBIT A

Scope of Work (SOW)

Scope of Work

P-10558-01 Extension A

Scope of Work for Cleanroom 3 Use

(April 1st, 2023 to December 31st 2023

With Options through Q4 2024)

Section 1 - Background/Scope

Azzur Cleanrooms On Demand (“COD”) facilities are designed for clients to utilize controlled clean areas and services related to early phase cGMP manufacturing. This Scope of Work (“SOW”) is for 9 months, subject to terms and conditions specified in the LICENSE AND SERVICES AGREEMENT, of cleanroom use (“CR3”) and support related services at the COD facility located at 411 Waverley Oaks Rd., #126, Waltham, MA 02452. This SOW is an Extension to P-10558-01 for the duration of April 2023 to December 2023. This SOW is entered into by and COD (“Licensor”) and Synlogic (“Licensee”) effective as of the approval date of this SOW. Upon execution of this SOW, this SOW will be incorporated into the mutually approved License and Services Agreement (“LSA”) that contains additional terms and conditions of the COD Cleanrooms and support services use.

Section 2 – License and Technical Requirements

Commencing on the Effective Date and subject to the terms and conditions of the LSA, Licensor grants to Licensee a license to access and use the cleanroom with specification described in Section 3. Licensor will provide the support services described in this Section 3 using Licensor personnel. Licensor personnel will perform the services in a timely, professional and workmanlike manner and in accordance with all applicable laws, regulations and guidelines. Licensor will maintain all permits, licenses or other approvals necessary for the operation of the Cleanroom in accordance with the requirements set forth herein. Specifically, Licensor will perform Services in accordance with the following:

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Licensor personnel will be experienced with FDA facility compliance expectations. Licensor has based this Statement of Work upon the following documents.
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Code of Federal Regulations Title 21 Part 210 – Current Good Manufacturing Practice in the Manufacturing, Processing, Packing, or Holding of Drugs; General
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Code of Federal Regulations Title 21 Part 211 – Current Good Manufacturing Practice for Finished Pharmaceutical
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ISPE Good Practice Guide – Science and Risk-Based Approach for the Delivery of Facility Systems and Equipment
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ISPE Good Practice Guide – Good Engineering Practices
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PDA Technical Report 56 – Application of Phase Appropriate Quality System and cGMP to the Development of Therapeutic Protein Drug Substance

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Licensee personnel using the classified areas are to be trained on Licensor SOPs on gowning, personnel movement, material control, gowning training, safety training etc.

Section 3 – Detailed Scope

This SOW provides details of the licensed cleanroom space, office space, support services and the related inclusions.

a)
Cleanroom

Dedicated CR3 cleanroom space for a duration of 9 months with a start date of April 2023, with the automatic option by Licensee to extend through the end of Q2 2024. (June 30, 2024) (the “First Option”). Licensee shall notify Azzur by October 1, 2023 if it seeks to exercise the First Option. If Licensee exercises the First Option, Licensee shall then have the automatic option to extend through the end of Q4 2024 (December 31, 2024) on the same 2024 monthly cost terms as set forth below. Licensee shall notify Azzur by April 1, 2024 if it seeks to exercise the Second Option.

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All entry/exit door to controlled or classified spaces will be access controlled via badge access and security controls
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Cleanroom entry/exit doors will be interlocked with access only to Licensee and Licensor personnel.
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Room differential pressures which will meet ISO 7 classification in the core.
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Room differential pressures which will meet ISO 8 classification in the gown-in and gown-out areas.
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Temperature specification range of [***] °C with operational control of [***]°C
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Differential pressure, temperature and humidity will be continually monitored and alarmed.

Remote alarm management is performed by Licensor.

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The ISO 7 core will be furnished with a Biosafety Cabinet (ISO 5), two 6 ft. stainless steel tables and associated chairs. Additional room furnishings can be installed upon request, the costs for which are not included in this SOW.
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Qualified ISO5 BSC in the cleanroom
o
On-going BSC certification/maintenance

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NOTE: BSC cleaning and disinfection during routine use is Licensee’s responsibility.

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Cleanroom Cleaning
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Weekly – Horizontal and vertical surfaces including wiped using IPA, floors vacuumed and mopped using the latest version of the following approved cleaning solution ([***]).
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Monthly – Same as weekly cleaning followed by second cleaning using approved cleaning solution on all surfaces ([***]).
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Quarterly (once every 3 months) – Same as monthly cleaning ([***]).

NOTE: Changes in cleaning regimen including type of agents and frequency as well as enhanced cleaning for changeover can be implemented, the costs for which are not included in this SOW.

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Routine Environmental Monitoring (EM)
o
Weekly TAP, Viable Air and Surface Monitoring
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Data review and quality support (in-case of any deviation)
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Trending and reporting of EM data on a periodic basis

NOTE: Changes in environmental monitoring including additional in-process monitoring costs are included in Table 4 of this SOW.

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Access to consumable including gowning materials, cleaning supplies (wipes, alcohol) and dry ice. Licensor personnel will stock and re-stock such materials on a routine basis.

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b)
Facility Infrastructure/ Quality Management (Licensor owned assets)

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Security and access control for cGMP areas. Issuance and management of badges.
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Back-up power for entire facility with all controlled assets (both Licensor and client owned)
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Pest control, housekeeping and non-gmp cleaning
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Waste removal and disposal (Biological, Hazardous, Non-Hazardous)
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Licensor owned asset management including installation, calibration, qualification, routine monitoring, maintenance, alarm management and documentation.
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Quality management of all Licensor owned assets including incident management.

c)
Material Storage for 9 months in Licensor owned assets in dedicated qualified, controlled, monitored and maintained environments in the following Standard Minimum Units (SMU) monthly amounts. The monthly SMU amounts are determined based on the previous usage rates.

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[***] ambient pallets

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[***] CTUs ([***]˚C) or equivalent controlled storage space

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[***] CTU ([***]˚C) or equivalent controlled storage space

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[***] CTU ([***]˚C)

d)
Personnel Support (180 hrs per month)

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Materials management including receipt, inspection, labeling, inventory management, segregation, movement, staging/kitting and raw materials quality release based on CofA.
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Routine project meetings for scheduling, reporting, budget updates and issue resolution.

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On-site support on an on-going basis.

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Coordination/scheduling of shipment pickup and drop-off activities, packaging and labeling of samples, product shipments etc. Reconciliation of temperature monitors used for shipments.

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Standard hours of support are Monday-Friday 0700-1900. Off-hour support must be coordinated with Facility management.

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e)
Dedicated office space for Licensee personnel with access to telephone, printer/scanner, wireless internet, television/Monitor, office supplies and cafeteria.

Section 4 – Fees

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License Fee

The License Fee will be pre-paid on a monthly basis and includes items listed under the relevant category in Table 1 below. A monthly Variable Budget for support services overage compared to SMU amounts and out of scope activities has been established at $[***]per month. Specifically, the variable budget will cover the following known items, as needed:

o
[***]
o
[***]
o
[***]

Table 1 below shows the costs related to support services for monthly overages and other services to be covered by the Variable Budget, if required. 2023 Monthly Costs have stayed as proposed previously, while 2024 Monthly Costs have been added as an option and include the [***]% annual rate adjustment to account for increased facility maintenance and personnel costs etc. Note that the unit costs of overages are higher than unit costs included in the License Fees as unplanned activities result in additional costs such as offsite storage, material movement and personnel time.

Table 1: 2023 Monthly Costs and 2024 Monthly Costs (Extension Options)
Item Description	# of Units/ month	2023 Monthly Costs	2024 Monthly Costs
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Personnel Support	[***]	[***]	[***]
Material Management Warehouse Movement	[***]	[***]	[***]
Consumables	[***]	[***]	[***]
Waste Surcharge	[***]		[***]
Monthly Totals		[***]	[***]
Variable Budget		[***]	[***]

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Table 2: Overage/Other Costs
Type	Unit Cost
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Materials Management Warehouse Movement	[***]
3rd party costs	[***]
Personnel Support	[***]
Enhanced EM*	[***]
Personnel Training	[***]
Non – Standard Business Hour Support	[***]

Section 5 – Payments and Invoicing

All invoices are due net +30 days from the invoice date. Fixed amounts for the monthly License Fee will be generated at the start of each month. Monthly invoices for variable amounts will be generated out at the end of each month, if required based on actual usage.

The total amount for cleanroom use and related services for 9 months starting April 2023 to December 2023 is $1,707,074. In addition, the variable budget of $[***]/month, total amount $[***] will also be required. A Purchase Order (“PO”) for the total amount is required for the reservation of the cleanroom and related services specified in this SOW.

Section 6 – Approvals

SOW Generated by (COD):

Date: 22 Nov 2022

Name: /s/ Daniel Dernbach

Email: daniel.dernbach@azzur.com

SOW Accepted by (Synlogic):

DATE: 11/22/2022

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NAME: Michael Jensen, CFO /s/ Michael Jensen

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